UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2007

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In order to align with emerging governance trends, the Board of Directors of PepsiCo, Inc. ("PepsiCo") approved an amendment to the PepsiCo, Inc. 2003 Long-Term Incentive Plan (the "2003 LTIP") to provide "double trigger" change-in-control treatment for awards made on or after February 2, 2007. Pursuant to this amendment, an employee’s outstanding options, restricted stock units and other awards will vest in the event that either (A) the employee is terminated without "cause" (as defined in the 2003 LTIP) or resigns for "good reason" (as defined in the 2003 LTIP) within two years after a change in control of PepsiCo or (B) the acquirer does not assume the awards upon the change in control.

The foregoing description of the amendment to the 2003 LTIP does not purport to be complete and is qualified in its entirety by the full text of the amendment which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Forms of award agreements under the 2003 LTIP to be used in connection with awards made to executive officers on or after February 2, 2007 reflecting the amendment described above are attached hereto as exhibits and are hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment to the PepsiCo, Inc. 2003 Long-Term Incentive Plan, effective as of February 2, 2007

10.2 Form of Annual Long-Term Incentive Award Agreement

10.3 Form of Performance-Based Long-Term Incentive Award Agreement

10.4 Form of Pro Rata Long-Term Incentive Award Agreement

10.5 Form of Stock Option Retention Award Agreement

10.6 Form of Restricted Stock Unit Retention Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

February 7, 2007	By:	/s/ Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Vice President, Deputy General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to the PepsiCo, Inc. 2003 Long-Term Incentive Plan, effective as of February 2, 2007
10.2	Form of Annual Long-Term Incentive Award Agreement
10.3	Form of Performance-Based Long-Term Incentive Award Agreement
10.4	Form of Pro Rata Long-Term Incentive Award Agreement
10.5	Form of Stock Option Retention Award Agreement
10.6	Form of Restricted Stock Unit Retention Award Agreement